UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 1, 2015

(Date of earliest event reported)

  Gas Natural Inc.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	001-34585 (Commission File Number)	27-3003768 (I.R.S. Employer Identification No.)

1375 East Ninth Street, Suite 3100, Cleveland, Ohio (Address of principal executive offices)	44114 (Zip Code)

(440) 701-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The disclosure under Item 2.01 of this current report on Form 8-K is also responsive to Item 1.01 and is incorporated in this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 1, 2015, Energy West, Incorporated, a Montana corporation (“EWI”) and a wholly-owned subsidiary of Gas Natural Inc. (the “Corporation”), completed the sale of all of the stock of its wholly-owned subsidiary, Energy West Wyoming, Inc., a Wyoming corporation (“EWW”), to Cheyenne Light, Fuel and Power Company, a Wyoming corporation (“Cheyenne”), pursuant to a stock purchase agreement, dated October 10, 2014 (the “Stock Purchase Agreement”). The purchase price for EWW was $15,800,000, subject to a post-closing working capital adjustment.

Also on July 1, 2015, Energy West Development, Inc., a Montana corporation (“EWD”) which is wholly-owned by EWI, completed the sale of the transmission pipeline system known as the Shoshone Pipeline and the gathering pipeline system known as the Glacier Pipeline and certain other assets directly used in the operation of the pipelines (collectively, the “Pipeline Assets”) to Black Hills Exploration and Production, Inc., a Wyoming corporation and an affiliate of Cheyenne (together, with Cheyenne, “Buyer”), pursuant to an asset purchase agreement, dated October 10, 2014 (the “Asset Purchase Agreement”). The purchase price for the Pipeline Assets was $1,200,000.

The Stock Purchase Agreement and the Asset Purchase Agreement are referred to collectively as the “Purchase Agreements” and all of the transactions contemplated therein are collectively referred to as the “Transaction.”

The foregoing description of the Purchase Agreements is not complete and is qualified in its entirety by reference to the full and complete terms of the Purchase Agreements, which are attached as Exhibits 10.1 and 10.2 to the Current Report on Form 8-K filed October 14, 2014, and are incorporated herein by reference. The Corporation also issued a press release announcing the closing of this transaction on July 1, 2015. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The following pro forma financial information required by this item is filed as Exhibit 99.1 of this Report on Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma consolidated balance sheet as of March 31, 2015.

•	Unaudited pro forma condensed statements of income for the three months ended March 31, 2015 and the year ended December 31, 2014.

•	Notes to the unaudited pro forma condensed consolidated financial statements.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Information

99.2	Press Release dated July 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gas Natural Inc.

	By:	/s/ James E. Sprague
	Its:	Chief Financial Officer

Dated: July 8, 2015